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                                                                    EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated March 6, 2001, included in Remington Oil and Gas Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this Form S-8.

                                                   ARTHUR ANDERSEN LLP

Dallas, Texas
December 7, 2001